UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 28, 2015

ZAXIS INTERNATIONAL INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tivka, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3 744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2015, in connection with the completion of the merger of Emerald Medical Applications Ltd ("Emerald") with and into Zaxis International Inc. (the "Registrant"), the board of directors approved the following: (i) the appointment of Mr. Lior Wayn, CEO and former sole shareholder of Emerald, as the Registrant's new chief executive officer and a director; and (ii) the acceptance of the resignation of Mr. Liron Carmel, who was appointed as the CEO, Secretary and a director of the Registrant on December 21, 2014, as CEO and a director of the Registrant. Mr. Carmel will continue to serve as the Registrant's Secretary.

Mr. Carmel's resignation was in connection with the appointment of Mr. Wayn and in order to pursue other business opportunities. Mr. Carmel had no disagreements with the Registrant's operations, policies or practices. A copy of Mr. Carmel's letter of resignation dated August 28, 2015 is attached hereto as Exhibit 17.2.

Lior Wayn, age 43, is the Registrant's newly appointed CEO and a director.

Lior Wayn founded Emerald Medical Applications Ltd. ("Emerald) on February 17, 2010, based upon his years of experience in the information and communications technologies (ICT) industry and his know how in mobilizing teams for large and complex projects. Before forming Emerald, Mr. Wayn served from 2006 through 2010 as head of the Business Development Division (VP) at Malam Team, a public company traded on the Tel-Aviv Stock Exchange, and the largest IT services group in Israel, providing a comprehensive range of computer services in the field of information technology. Mr. Wayn previously worked in sales and business development for several of Israel's leading ICT organizations including Ness Technologies, EIM and Michshuv group. Mr. Wayn received Lior received a BA degree in business administration from the Ruppin Academic Center, a leading Israeli university. He furthered his education in Human Resource Management at Bar-Iian University, in IT Management at College of Management, Rishon Lezion and in Hotel and Hospitality Management at Tadmor College, all in Israel.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.2	Letter of Resignation of Liron Carmel, dated August 28, 2015, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Oded Gilboa CFO Oded Gilboa Date: August 28, 2015